EXHIBIT 10.3

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

__________________________________
COMMON STOCK PURCHASE WARRANT

This Warrant is issued to ____________________________ by KL Energy Corp., a Nevada corporation (the “Company”), pursuant to the terms of that certain Note and Warrant Purchase Agreement (the “Purchase Agreement”) of even date herewith, in connection with the Company’s issuance to the holder of this Warrant of a Secured Convertible Promissory Note (the “Note”).  Capitalized terms not otherwise defined in this Warrant shall have the meanings ascribed to them in the Purchase Agreement and the Note.

1.  Purchase of Shares.  Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to the number of fully paid and nonassessable Shares (as defined below), that equals the quotient obtained by dividing (a) the Warrant Coverage Amount (as defined below) by (b) the Exercise Price (as defined below).

2.  Definitions.

(a)  Exercise Price.  The exercise price for the Shares shall be the price per share of equity securities sold to investors in a Qualified Equity Financing; provided, however, in the event that Prepayment, maturity of the Note or the Conversion of the Note occurs prior to a Qualified Equity Financing, then the exercise shall be $1.10 per share (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).  Notwithstanding the immediately foregoing sentence, in the event that the Company consummates a Qualified Equity Financing at any time during the 24-month period following the Prepayment Date, the Maturity Date or the conversion date of the Note, and the purchase price per share of the securities in such Qualified Equity Financing is less than $1.10, then the Exercise Price shall be adjusted to equal to the purchase price per share in such Qualified Equity Financing.

(b)  Exercise Period.  This Warrant shall be exercisable, in whole or in part, during the term commencing on the earlier of the Prepayment Date or the Maturity Date (the “Commencement Date”) and ending on the four-year anniversary of the Commencement Date.

(c)  Warrant Coverage Amount.  The term “Warrant Coverage Amount” shall mean that amount which equals 140% of the number of shares convertible under the Note upon the earlier to occur of the Prepayment Date or the Maturity Date; provided, however, if the Note is converted, either in whole or in part, at any time during the term of the Note or upon the Maturity Date, then the 140% used in the calculation of the Warrant Coverage Amount shall be increased to 170%.

(d)  The Shares.  The term “Shares” shall mean shares of the Company’s Common Stock.

3.  Method of Exercise.  While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby.  Such exercise shall be effected by:

(a)  the surrender of the Warrant, together with a notice of exercise to the Secretary of the Company at its principal offices; and

(b)  the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4.  Net Exercise.  In lieu of cash exercising this Warrant, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of Shares computed using the following formula:

Y (A - B)
X =	A
Where
X	--	The number of Shares to be issued to the holder of this Warrant.
Y	--	The number of Shares purchasable under this Warrant.
A	--	The fair market value of one Share.
B	--	The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 4, the fair market value of a Share shall mean the average of the closing bid and asked prices of Shares quoted in the over-the-counter market in which the Shares are traded or the closing price quoted on any exchange on which the Shares are listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange).  If the Shares are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per Share that the Company could obtain from a willing buyer for Shares sold by the Company from authorized but unissued Shares, as such prices shall be determined in good faith by the Company’s Board of Directors.

5.  Certificates for Shares.  Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

6.  Issuance of Shares.  The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

7.  Adjustment of Exercise Price and Number of Shares.  The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)  Subdivisions, Combinations and Other Issuances.  If the Company shall at any time prior to the expiration of this Warrant subdivide the Shares, by split-up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same.  Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b)  Reclassification, Reorganization and Consolidation.  In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then the Company shall make appropriate provision so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, or change.  In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c)  Notice of Adjustment.  When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

8.  No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9.  Representations of the Company.  The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

10.  Representations and Warranties by the Holder.  The Holder represents and warrants to the Company as follows:

(a)  This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act").  Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b)  The Holder understands that the Warrant and the Shares have not been registered under the Act, or any applicable state securities laws, by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, or any applicable state securities laws, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(c)  The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d)  The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

(e)  The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

11.  Restrictive Legend.

The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

12.  Warrants Transferable.  Subject to compliance with the terms and conditions of this Section 12, this Warrant and all rights hereunder are transferable, in whole, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer.  With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law.  Upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this Section 12 that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made.  Each certificate representing this Warrant or the Shares transferred in accordance with this Section 12 shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

13.  Rights of Stockholders.  No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

14.  Liquidation Event.

(a)  Upon the occurrence of a Liquidation Event, the Company shall have the right, in its sole discretion, to require the holder to exercise this Warrant.  If the Company calls the exercise of this Warrant pursuant to this Section 14(a), then the Exercise Price shall be adjusted to equal 80% of the Exercise Price immediately prior to such call.

(b)  The Company shall provide at least 30 days prior written notice of the event set forth in Section 14(a).  Notwithstanding anything contained in this Warrant to the contrary, in the event this Warrant is not exercised within this 30-day period, then this Warrant shall automatically expire immediately upon the end of such 30-day period and shall be of no force and effect.

15.  Notices.  All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S.  Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder's address as set forth on the Schedule of Investors to the Note Purchase Agreement, and (ii) if to the Company, at the address of its principal corporate offices (attention: President) or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

16.  Governing Law.  This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law provisions of the State of Nevada or of any other state.

17.  Rights and Obligations Survive Exercise of Warrant.  Unless otherwise provided herein, the rights and obligations of the Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

[Signature Page Follows]

This Warrant is issued this ___th day of November, 2010.

KL ENERGY CORP.

By:

Title:

[Signature Page to Common Stock Purchase Warrant]

EXHIBIT A

NOTICE OF EXERCISE

TO:	KL Energy Corp.
306 East St. Joseph Street, Suite 200
Rapid City, South Dakota 57701
Attention: President

1.  The undersigned hereby elects to purchase __________ Shares of _____________ pursuant to the terms of the attached Warrant.

2.  Method of Exercise (Please initial the applicable blank):

___
The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___	The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the Warrant.

3.  Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4.  The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 10 of the attached Warrant (including Section 10 (e) thereof) are true and correct as of the date hereof.

(Signature)

(Name)

(Date)	(Title)

EXHIBIT B

FORM OF TRANSFER
(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________ shares of  ________________________ of KL Energy Corp. to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of __________, with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:

Signed in the presence of: